Prospectus

      June 2, 2003





      |GOODWIN|


      Phoenix-Goodwin
      Multi-Sector Fixed Income Fund

      Phoenix-Goodwin
      Multi-Sector Short Term Bond Fund







                           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           This prospectus contains important information that you should know before investing in Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term
                           Bond Fund. Please read it carefully and retain it for future reference.
[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.

PHOENIX MULTI-SERIES TRUST
--------------------------------------------------------------------------------



TABLE OF CONTENTS

Phoenix-Goodwin Multi-Sector Fixed Income Fund

   Investment Risk and Return Summary....................................     1

   Fund Expenses.........................................................     5

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

   Investment Risk and Return Summary....................................     7

   Fund Expenses.........................................................    11

Additional Investment Techniques.........................................    13

Management of the Funds..................................................    15

Pricing of Fund Shares...................................................    16

Sales Charges............................................................    17

Your Account.............................................................    20

How to Buy Shares........................................................    22

How to Sell Shares.......................................................    22

Things You Should Know When Selling Shares...............................    23

Account Policies.........................................................    24

Investor Services........................................................    26

Tax Status of Distributions..............................................    27

Financial Highlights.....................................................    28

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Multi-Sector Fixed Income Fund has a primary objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

     o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

     o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

     o Investment grade securities, which are securities with credit ratings within the four highest rating categories, or if unrated, securities that the adviser believes are of comparable quality, including short-term securities; and

     o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds").

> The fund may invest in any of these sectors or may not invest in a sector at all.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was
     3.85 years.


                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  1

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 6.81 years.

> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the adviser, at its discretion, may invest part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.


2  Phoenix-Goodwin Multi-Sector Fixed Income Fund

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in currency exchange rates.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]


                        ANNUAL RETURN (%)      CALENDAR YEAR
                            15.56                   1993
                            -6.71                   1994
                            19.18                   1995
                            13.55                   1996
                             8.99                   1997
                            -6.87                   1998
                             8.22                   1999
                             2.30                   2000
                             3.83                   2001
                             8.16                   2002

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 9.95% (quarter ending June 30, 1995) and the lowest return for a quarter was -11.70% (quarter ending September 30, 1998). Year to date performance through March 31, 2003 was 3.89%.


------------------------------------------------------------------------------------------------------------------

                                                                                                 SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                  --------------------
(FOR THE PERIODS ENDING 12/31/02)(1)                     1 YEAR       5 YEARS      10 YEARS       CLASS C(2)

------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   3.02%         1.98%        5.83%             --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                0.23%        -1.26%        2.32%             --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and               1.77%        -0.09%        2.87%             --
    Sale of Fund Shares(3)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   3.25%         2.19%        5.55%             --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   7.22%         2.25%          --            1.63%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)                10.26%         7.55%         7.51%          7.59%(5)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since October 14, 1997.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(5) Index performance since October 31, 1997.

4  Phoenix-Goodwin Multi-Sector Fixed Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested                None              None              None
Dividends

Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          -----------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.55%             0.55%             0.55%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%

Other Expenses                                                  0.46%             0.46%             0.46%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.26%             2.01%             2.01%
                                                                =====             =====             =====

---------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              Phoenix-Goodwin Multi-Sector Fixed Income Fund  5

--------------------------------------------------------------------------------
   CLASS              1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A             $597           $856             $1,134         $1,925
--------------------------------------------------------------------------------
   Class B             $604           $830             $1,083         $2,144
--------------------------------------------------------------------------------
   Class C             $304           $630             $1,083         $2,338
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------------------------------------
   CLASS              1 YEAR         3 YEARS          5 YEARS        0 YEARS
--------------------------------------------------------------------------------
   Class B             $204           $630             $1,083        $2,144
--------------------------------------------------------------------------------
   Class C             $204           $630             $1,083        $2,338
--------------------------------------------------------------------------------



6  Phoenix-Goodwin Multi-Sector Fixed Income Fund

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE

Phoenix-Goodwin Multi-Sector Short Term Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation ("S&P") or Duff & Phelps Credit Rating Company ("D&P") or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.


> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

     o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

     o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

     o  Investment-grade securities; and

     o  High yield-high risk fixed income securities (so called "junk bonds").

> The fund may invest in any of these sectors or may not invest in a sector at all.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  7

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2003 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 0.14 years.

> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.



8  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                            Phoenix-Goodwin Multi-Sector Short Term Bond Fund  9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

 [GRAPHIC OMITTED]

                       ANNUAL RETURN(%)      CALENDAR YEAR
                            8.95                  1993
                           -1.86                  1994
                           13.64                  1995
                           11.30                  1996
                            9.49                  1997
                            1.30                  1998
                            4.49                  1999
                            7.09                  2000
                            7.98                  2001
                            7.40                  2002

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.38% (quarter ending June 30, 1995) and the lowest return for a quarter was -5.50% (quarter ending September 30, 1998). Year to date performance through March 31, 2003 was 2.73%.

------------------------------------------------------------------------------------------------------------------

                                                                                                SINCE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                                               ---------------------
  (FOR THE PERIODS ENDED 12/31/02)(1)                    1 YEAR      5 YEARS      10 YEARS        CLASS C(2)

------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                    4.98%        5.14%         6.64%            --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                 2.91%        2.35%         3.75%            --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and
    Sale of Fund Shares(3)                                 3.00%        2.67%         3.84%            --
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                    5.16%        4.98%         6.33%            --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                    7.11%        5.36%           --            5.21%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)                 10.26%        7.55%         7.51%           7.76%
------------------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-2.99 Medium Quality
  Corporate Short-Term Bond Index(5)                       6.24%        6.81%         6.68%           6.77%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class C Shares since October 1, 1997.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(5) The Merrill Lynch 1-2.99 Medium Quality Corporate Short-Term Bond Index is an unmanaged, commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. Index performance does not reflect sales charges.

Class T Shares have been in existence only since the date of this prospectus, therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


10  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A       CLASS B       CLASS C       CLASS T
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                2.25%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)       2%(b)         None          1%(c)

Maximum Sales Charge (load) Imposed on Reinvested             None          None          None          None
Dividends

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------


                                                            CLASS A       CLASS B       CLASS C       CLASS T
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.55%         0.55%         0.55%         0.55%

Distribution and Service (12b-1) Fees  (d)                   0.25%         0.75%         0.50%         1.00%

Other Expenses                                               0.43%         0.43%         0.43%         0.43%(f)
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES   (e)                   1.23%         1.73%         1.48%         1.98%(f)
                                                             =====         =====         =====         =====

------------------------

(a) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

(c) The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


(e) The fund's investment adviser has voluntarily agreed to reimburse through February 28, 2004 the Phoenix-Goodwin Multi-Sector Short Term Bond Fund's operating expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.50% for each class of shares.


(f) Estimated. Class T Shares have been offered only since the date of this prospectus.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Phoenix-Goodwin Multi-Sector Short Term Bond Fund  11

--------------------------------------------------------------------------------
   CLASS              1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A             $347           $607              $885          $1,680
--------------------------------------------------------------------------------
   Class B             $326           $545              $939          $1,768
--------------------------------------------------------------------------------
   Class C             $151           $468              $808          $1,768
--------------------------------------------------------------------------------
   Class T             $301           $621             $1,068         $2,306
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS              1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class B             $176           $545              $939          $1,768
--------------------------------------------------------------------------------
   Class C             $151           $468              $808          $1,768
--------------------------------------------------------------------------------
   Class T             $201           $621             $1,068         $2,306
--------------------------------------------------------------------------------

12  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Goodwin Multi-Sector Fixed Income Fund ("Fixed Income Fund") and Phoenix-Goodwin Short Term Bond Fund ("Short Term Bond Fund") may engage in the investment techniques as indicated below:


BORROWING

Each of the funds may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.


DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

                                                  Phoenix Multi-Series Trust  13

INVESTMENT GRADE SECURITIES

The funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.


MUNICIPAL SECURITIES

The funds may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the funds. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.


UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


ZERO COUPON, STEP COUPON AND PIK BONDS

The Fixed Income Fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


14  Phoenix Multi-Series Trust

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of March 31, 2003, Phoenix had $21.3 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment programs and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the funds' net assets at the following rates.

--------------------------------------------------------------------------------
                                                $1+ billion
                            $1st billion     through $2 billion     $2+ billion
--------------------------------------------------------------------------------
 Fixed Income Fund              0.55%              0.50%               0.45%
--------------------------------------------------------------------------------
 Short Term Bond Fund           0.55%              0.50%               0.45%
--------------------------------------------------------------------------------

Phoenix has voluntarily agreed to assume operating expenses of the Short Term Bond Fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until February 28, 2004, to the extent that such expenses exceed 0.50% of the average annual net asset values for the fund.

During the last fiscal year, the Fixed Income Fund paid total management fees of $826,620; the Short Term Bond Fund paid total management fees of $514,051. The ratio of management fees to average net assets for the fiscal year ended October 31, 2002 was 0.55% for the Fixed Income Fund and 0.55% for the Short Term Bond Fund.


PORTFOLIO MANAGEMENT

David L. Albrycht is Portfolio Manager of the funds, and as such, is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Albrycht co-managed the Fixed Income Fund since March 1994, and assumed full management of that fund in April 1995. He has been Portfolio Manager of the Short Term Bond Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management


                                                 Phoenix Multi-Series Trust  15
positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

     o adding the values of all securities and other assets of the fund;

     o subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of the fund.

Asset Value: Each fund's investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


16 Phoenix Multi-Series Trust

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Fixed Income Fund presently offers three classes of share and the Short Term Bond Fund presently offers four classes of shares. Each class has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. Each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your sales representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a discount in sales charges on Class A Shares if you purchase more than the break point amounts described below. Alternatively, investors buying more than $1 million of Class A Shares of the Short Term Bond Fund may incur a deferred sales charge if they redeem their shares within one year of purchase. Please be sure that you fully understand these choices before investing.

CLASS A SHARES. If you purchase Class A Shares of the Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Short Term Bond Fund, you will pay a sales


                                                 Phoenix Multi-Series Trust  17
charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC may be imposed on Multi-Sector Short Term Bond Fund redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Fixed Income Fund within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Short Term Bond Fund within the first three years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below. These charges decline to 0% over a period of five years for the Fixed Income Fund and a period of three years for the Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% for the Fixed Income Fund and 0.75% for the Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase for the Fixed Income Fund and six years after purchase for the Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Fixed Income Fund within the first year after they are purchased, you will pay a sales charge of 1%. You will not pay any sales charges on Class C Shares of the Short Term Bond Fund when you sell them. See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below. Class C Shares of the Fixed Income Fund have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares of the Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS T SHARES (SHORT TERM BOND FUND ONLY). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative - Class B Shares, Class C Shares and Class T Shares" below. Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund.


18 Phoenix Multi-Series Trust

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

FIXED INCOME FUND                                         SALES CHARGE AS A PERCENTAGE OF
                                                   ---------------------------------------------

AMOUNT OF                                                                               NET
TRANSACTION                                             OFFERING                       AMOUNT
AT OFFERING PRICE                                        PRICE                        INVESTED
------------------------------------------------------------------------------------------------
Under $50,000                                             4.75%                         4.99%
$50,000 but under $100,000                                4.50                          4.71
$100,000 but under $250,000                               3.50                          3.63
$250,000 but under $500,000                               2.75                          2.83
$500,000 but under $1,000,000                             2.00                          2.04
$1,000,000 or more                                        None                          None


SHORT TERM BOND FUND                                      SALES CHARGE AS A PERCENTAGE OF
                                                   ---------------------------------------------

AMOUNT OF                                                                               NET
TRANSACTION                                             OFFERING                       AMOUNT
AT OFFERING PRICE                                        PRICE                        INVESTED
------------------------------------------------------------------------------------------------
Under $50,000                                             2.25%                         2.30%
$50,000 but under $100,000                                1.25                          1.27
$100,000 but under $500,000                               1.00                          1.01
$500,000 but under $1,000,000                             0.75                          0.76
$1,000,000 or more                                        None                          None


DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES.

Class B Shares and Class C Shares of the Fixed Income Fund and Class B Shares and Class T Shares of the Short Term Bond Fund are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. Class C Shares of the Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.

                                                   Phoenix Multi-Series Trust 19

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES


FIXED INCOME FUND

  YEAR          1          2          3          4          5          6+
--------------------------------------------------------------------------------
CDSC            5%         4%         3%         2%         2%         0%


SHORT TERM BOND FUND

  YEAR          1          2          3          4+
--------------------------------------------------------------------------------
CDSC            2%         1.5%       1%         0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES


FIXED INCOME FUND

  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%

You will not pay any deferred sales charge to sell Class C Shares of the Short Term Bond Fund.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS T SHARES


SHORT TERM BOND FUND ONLY
  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


20 Phoenix Multi-Series Trust

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

     o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

     o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o  $500 for all other accounts.

Minimum ADDITIONAL investments:

     o  $25 for any account.

     o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.


STEP 2.

Your second choice will be what class of shares to buy. The Fixed Income Fund offers three classes of shares and the Short Term Bond Fund offers four classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                   Phoenix Multi-Series Trust 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
------------------------------------ ---------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

22 Phoenix Multi-Series Trust


-----------------------------------------------------------------------------------------------------------------
                                      TO SELL SHARES
------------------------------------ ----------------------------------------------------------------------------
Through a financial advisor           Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ ----------------------------------------------------------------------------

Through the mail                      Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                      02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ ----------------------------------------------------------------------------
Through express delivery              Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn:
                                      Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ ----------------------------------------------------------------------------
By telephone                          For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ ----------------------------------------------------------------------------
By telephone exchange                 Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ ----------------------------------------------------------------------------
By check                              If you selected the checkwriting feature, you may write checks for amounts of $500 or more. Checks may not be used to close an account.
-----------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

     Send a clear letter of instructions if all of these apply:

        o  The proceeds do not exceed $50,000.

        o The proceeds are payable to the registered owner at the address on record.


                                                   Phoenix Multi-Series Trust 23

     Send a clear letter of instructions with a signature guarantee when any of these apply:

        o  You are selling more than $50,000 worth of shares.

        o The name or address on the account has changed within the last 30 days.

        o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the


24 Phoenix Multi-Series Trust
contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

        o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class T Shares of the Short Term Bond Fund are interexchangeable with Class C Shares of any affiliated Phoenix Fund. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

        o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

        o The amount of the exchange must be equal to or greater than the minimum initial investment required.

        o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

        o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


                                                   Phoenix Multi-Series Trust 25

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


26 Phoenix Multi-Series Trust

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Distributions from net investment income will be declared daily and paid monthly. The funds will distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                   Phoenix Multi-Series Trust 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This table is intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


Class T of the Short Term Bond Fund is a new class of shares and, as such, has no financial performance to report as of the effective date of this prospectus.


PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND


                                                                             CLASS A
                                                   -----------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                     2002(4)       2001        2000        1999       1998
                                                   ----------  ----------   ---------- ---------- ------------
Net asset value, beginning of period                  $10.03      $10.44      $10.85      $11.20     $13.50
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                         0.75        0.85        0.95        0.96       1.07
   Net realized and unrealized gain (loss)             (0.21)      (0.37)      (0.46)      (0.30)     (1.88)
                                                     -------     -------     -------     -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                   0.54        0.48        0.49        0.66      (0.81)
                                                     -------     -------     -------     -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                (0.74)      (0.86)      (0.90)      (1.01)     (1.07)

   Distributions from net realized gains                  --          --          --          --      (0.42)

   Tax return of capital                               (0.01)      (0.03)         --          --         --
                                                     -------     -------     -------     -------    -------
     TOTAL DISTRIBUTIONS                               (0.75)      (0.89)      (0.90)      (1.01)     (1.49)
                                                     -------     -------     -------     -------    -------
Change in net asset value                              (0.21)      (0.41)      (0.41)      (0.35)     (2.30)
                                                     -------     -------     -------     -------    -------
NET ASSET VALUE, END OF PERIOD                        $ 9.82      $10.03      $10.44      $10.85     $11.20
                                                     =======     =======     =======     =======    =======
Total return(1)                                         5.52%       4.70%       4.49%       5.97%     (6.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $107,782    $115,278    $109,356    $125,931   $156,317

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.25%(3)    1.27%(2)    1.22%(2)    1.14%(3)   1.08%
   Net investment income                                7.42%       8.90%       8.99%       8.59%      8.17%
Portfolio turnover                                       156%        210%        168%        133%       157%

-------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) For the years ended October 31, 2002 and 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.26% and 1.13%, respectively.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets from 7.33% to 7.42%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


28 Phoenix Multi-Series Trust

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND


                                                                               CLASS B
                                                   ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                     2002(4)       2001          2000         1999        1998
                                                   ----------  -----------  ------------  -----------  ------------
Net asset value, beginning of period                 $10.01       $10.42        $10.84      $11.18       $13.48
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.67         0.78          0.87        0.87         0.96
   Net realized and unrealized gain (loss)            (0.21)       (0.37)        (0.47)      (0.29)       (1.87)
                                                    -------      -------       -------     -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                  0.46         0.41          0.40        0.58        (0.91)
                                                    -------      -------       -------     -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.66)       (0.79)        (0.82)      (0.92)       (0.97)

   Distributions from net realized gains                 --           --            --          --        (0.42)

   Tax return of capital                              (0.01)       (0.03)           --          --           --
                                                    -------      -------       -------     -------      -------
     TOTAL DISTRIBUTIONS                              (0.67)       (0.82)        (0.82)      (0.92)       (1.39)
                                                    -------      -------       -------     -------      -------
Change in net asset value                             (0.21)       (0.41)        (0.42)      (0.34)       (2.30)
                                                    -------      -------       -------     -------      -------
NET ASSET VALUE, END OF PERIOD                        $9.80       $10.01        $10.42      $10.84       $11.18
                                                    =======      =======       =======     =======      =======
Total return(1)                                        4.74%        3.94%         3.66%       5.15%       (7.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $28,982      $38,037       $63,529     $92,725     $124,075

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.00%(3)     2.01%(2)      1.95%(2)    1.89%(3)     1.84%
   Net investment income                               6.69%        8.21%         8.24%       7.83%        7.36%
Portfolio turnover                                      156%         210%          168%        133%         157%

                                                                               CLASS C
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                     2002(4)       2001          2000         1999        1998
                                                   ----------  -----------  ------------  -----------  ------------
Net asset value, beginning of period                 $10.04       $10.45        $10.87      $11.21       $13.48
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.68         0.77          0.86        0.88         0.97
   Net realized and unrealized gain (loss)            (0.21)       (0.36)        (0.46)      (0.30)       (1.85)
                                                    -------      -------       -------     -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                  0.47         0.41          0.40        0.58        (0.88)
                                                    -------      -------       -------     -------      -------
LESS DISTRIBUTIONS:

   Dividends from net investment income               (0.66)       (0.79)        (0.82)      (0.92)       (0.97)
   Distributions from net realized gains                 --           --            --          --        (0.42)

   Tax return of capital                              (0.01)       (0.03)           --          --           --
                                                    -------      -------       -------     -------      -------
     TOTAL DISTRIBUTIONS                              (0.67)       (0.82)        (0.82)      (0.92)       (1.39)
                                                    -------      -------       -------     -------      -------
Change in net asset value                             (0.20)       (0.41)        (0.42)      (0.34)       (2.27)
                                                    -------      -------       -------     -------      -------
NET ASSET VALUE, END OF PERIOD                        $9.84       $10.04        $10.45      $10.87       $11.21
                                                    =======      =======       =======     =======      =======
Total return(1)                                        4.71%        3.92%         3.65%       5.23%       (7.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $5,922       $6,147        $6,195      $7,145       $5,937

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.00%(3)     2.02%(2)      1.97%(2)    1.89%(3)     1.88%
   Net investment income                               6.66%        8.18%         8.23%       7.83%        7.46%
Portfolio turnover                                      156%         210%          168%        133%         157%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) For the years ended October 31, 2002 and 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 2.01% and 1.88%, respectively.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01 for Class B and Class C, decrease net realized and unrealized gains and losses per share by $0.01 for Class B and Class C and increase the ratio of net investment income to average net assets from 6.61% to 6.69% for Class B and from 6.57% to 6.66% for Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                   Phoenix Multi-Series Trust 29

--------------------------------------------------------------------------------


PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                        2002(4)       2001       2000         1999       1998
                                                    ------------  -----------  ---------- ----------  ------------
Net asset value, beginning of period                     $4.58       $4.49      $4.57        $4.66      $5.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.25        0.33       0.35         0.33       0.34

   Net realized and unrealized gain (loss)               (0.02)       0.11      (0.10)       (0.08)     (0.29)

                                                        ------       -----     ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.23        0.44       0.25         0.25       0.05
                                                        ------      ------     ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.25)      (0.35)     (0.33)       (0.34)     (0.34)

   Distributions from net realized gains                    --          --         --           --      (0.11)

                                                        ------      ------     ------       ------     ------
     TOTAL DISTRIBUTIONS                                 (0.25)      (0.35)     (0.33)       (0.34)     (0.45)
                                                        ------      ------     ------       ------     ------

Change in net asset value                                (0.02)       0.09      (0.08)       (0.09)     (0.40)

                                                        ------      ------     ------       ------     ------
NET ASSET VALUE, END OF PERIOD                           $4.56       $4.58      $4.49        $4.57      $4.66
                                                        ======      ======     ======       ======     ======
Total return(1)                                           5.22%      10.20%      5.67%        5.57%      0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $83,665     $34,109    $22,637      $26,071    $33,212

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                  1.23%(3)    1.22%(3)   1.00%        1.00%(3)   1.00%
   Net investment income                                  5.25%       7.24%      7.67%        7.21%      6.90%
Portfolio turnover                                         146%        125%       116%         122%       126%

                                                                               CLASS B
                                                    --------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                        2002(4)      2001        2000        1999       1998
                                                    ------------  -----------  ---------- ----------  ------------
Net asset value, beginning of period                     $4.56       $4.47      $4.56        $4.65      $5.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.23        0.31       0.32         0.31       0.31

   Net realized and unrealized gain (loss)               (0.01)       0.11      (0.10)       (0.08)     (0.29)

                                                        ------      ------     ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                     0.22        0.42       0.22         0.23       0.02
                                                        ------      ------     ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.23)      (0.33)     (0.31)       (0.32)     (0.32)

   Distributions from net realized gains                    --          --         --           --      (0.11)

                                                        ------      ------     ------       ------     ------
     TOTAL DISTRIBUTIONS                                 (0.23)      (0.33)     (0.31)       (0.32)     (0.43)
                                                        ------      ------     ------       ------     ------

Change in net asset value                                (0.01)       0.09      (0.09)       (0.09)     (0.41)

                                                        ------      ------     ------       ------     ------

NET ASSET VALUE, END OF PERIOD                           $4.55       $4.56      $4.47        $4.56      $4.65
                                                        ======      ======     ======       ======     ======
Total return(1)                                           4.94%       9.69%      4.95%        5.04%      0.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $21,450     $11,978     $9,171      $10,957    $12,225

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                  1.73%(3)    1.71%(3)   1.50%        1.50%(3)   1.50%
   Net investment income                                  4.79%       6.75%      7.18%        6.70%      6.44%
Portfolio turnover                                         146%        125%       116%         122%       126%

------------------------------------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.50%, 1.50%, 1.48% and 1.55% for the periods ended October 31, 2001, 2000, 1999 and 1998, respectively.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.00%, 2.00%, 1.98% and 2.05% for the periods ended October 31, 2001, 2000, 1999 and 1998, respectively.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 5.24% to 5.25% for Class A and from 4.77% to 4.79% for Class B, respectively. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

30 Phoenix Multi-Series Trust

--------------------------------------------------------------------------------


PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                                         CLASS C
                                         ------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                             2002(4)         2001          2000          1999           1998
                                           -----------   -----------   ----------     ----------     ----------
Net asset value, beginning of period         $4.59          $4.48          $4.56         $4.66         $5.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)               0.24           0.33           0.34          0.33          0.34

   Net realized and unrealized gain (loss)   (0.01)          0.12          (0.10)        (0.10)        (0.30)

                                            ------         ------         ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS         0.23           0.45           0.24          0.23          0.04
                                            ------         ------         ------        ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income      (0.24)         (0.34)         (0.32)        (0.33)        (0.33)

   Distributions from net realized gains        --             --             --            --         (0.11)

                                            ------         ------         ------        ------        ------
     TOTAL DISTRIBUTIONS                     (0.24)         (0.34)         (0.32)        (0.33)        (0.44)
                                            ------         ------         ------        ------        ------

Change in net asset value                    (0.01)          0.11          (0.08)        (0.10)        (0.40)

                                            ------         ------         ------        ------        ------
NET ASSET VALUE, END OF PERIOD               $4.58          $4.59          $4.48         $4.56         $4.66
                                            ======         ======         ======        ======        =======
Total return(1)                               5.17%         10.40%          5.41%         5.07%         0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $52,101        $10,865         $7,275        $9,025       $10,665
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                      1.47%(3)       1.46%(3)       1.25%         1.25%(3)      1.25%
   Net investment income                      4.95%          7.00%          7.41%         6.95%         6.70%
Portfolio turnover                             146%           125%           116%          122%          126%

---------------------------------
(1) Maximum sales charges are not reflected in the total return calculation.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.76%, 1.74%, 1.73% and 1.80% for the years ended October 31, 2001, 2000, 1999 and 1998, respectively.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 4.93% to 4.95%. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                                   Phoenix Multi-Series Trust 31

      PHOENIX EQUITY PLANNING CORPORATION
      P.O. Box 150480
      Hartford, CT 06115-0480


[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.


      For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.


      ADDITIONAL INFORMATION
      You can find more information about the funds in the following documents:

      ANNUAL AND SEMIANNUAL REPORTS
      Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)
      The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

      You may obtain a free copy of these documents by writing to Phoenix Equity                        E-DELIVERY
      Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT                           OF YOUR FUND
      06115-0480, by calling 1-800-243-4361, or by visiting                                             COMMUNICATIONS
      PhoenixInvestments.com to send an email request.                                                  NOW AVAILABLE!

      Information about the funds (including the SAI) can be reviewed and copied                        To sign up, go to
      at the Securities and Exchange Commission's (SEC) Public Reference Room in                        the individual
      Washington, DC. For information about the operation of the Public                                 Investors area at
      Reference Room, call 1-202-942-8090. This information is also available on                        PhoenixInvestments.com
      the SEC's Internet site at sec.gov. You may also obtain copies upon                               and log in. Select an
      payment of a duplicating fee by writing the Public Reference Section of                           account, then click the
      the SEC, Washington, DC 20549-6009 or by electronic request at                                    "E-Delivery" button.
      publicinfo@sec.gov.


      Mutual Fund Services:  1-800-243-1574
      Advisor Consulting Group:  1-800-243-4361
      Text Telephone:  1-800-243-1926









Investment Company Act File No. 811-6566
PXP 694 (6/03)